    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1998.


                                                      REGISTRATION NO. 333-48099
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                            THE KROLL-O'GARA COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Ohio                               3711                            31-1470817
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER IDENTIFICATION
           INCORPORATION)             CLASSIFICATION CODE NUMBER)                    NO.)

                               9113 LeSaint Drive
                             Fairfield, Ohio 45014
                                 (513) 874-2112

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ABRAM S. GORDON
                       VICE PRESIDENT AND GENERAL COUNSEL
                            THE KROLL-O'GARA COMPANY
                               9113 LESAINT DRIVE
                             FAIRFIELD, OHIO 45014
                                 (513) 874-2112

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

              TIMOTHY E. HOBERG, ESQ.                             JONATHAN I. MARK, ESQ.
         TAFT, STETTINIUS & HOLLISTER LLP                         CAHILL GORDON & REINDEL
               1800 STAR BANK CENTER                                  80 PINE STREET
                 425 WALNUT STREET                             NEW YORK, NEW YORK 10005-1702
            CINCINNATI, OHIO 45202-3957                               (212) 701-3000
                  (513) 381-2838

 APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                               ------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following is a list of anticipated expenses in connection with the issuance and distribution of the shares of Common Stock being registered, all of which will be paid by the Company and all of which (other than the SEC, NASD and Nasdaq fees) are estimated:


SEC registration fee........................................  $   27,428
NASD fee....................................................       9,735
Nasdaq National Market listing fee..........................      17,500
Printing costs..............................................     175,000
Legal fees..................................................     200,000
Accounting fees.............................................     185,000
Financial advisor fee.......................................     120,000
Miscellaneous...............................................     240,337
                                                              ----------
                                                              $  975,000
                                                              ==========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The information required by this Item is incorporated by reference from
Part II, Item 14 of the Registrant's Registration Statement on Form S-1, No. 333-11093.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     The information required by this Item is incorporated by reference from
Part II, Item 15 of the Registrant's Registration Statement on Form S-1, No. 333-11093, from Part II, Item 2 of the Registrant's quarterly report on Form 10-Q for the quarter ended March 31, 1997, and from Part II, Item 5 of the Registrant's annual report on Form 10-K for the year ended December 31, 1997.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits. The list of exhibits is set forth beginning on page II-5 of this Registration Statement and is incorporated herein by reference.

     (b) Financial Statement Schedules. All financial statement schedules are omitted due to the absence of conditions under which they are required or because the information is shown in the consolidated financial statements or notes thereto.

ITEM 17. UNDERTAKINGS.

     *(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     *(i) The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

* Paragraph references correspond to those of Regulation S-K, Item 512.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, AS OF THE 28(TH) DAY OF APRIL, 1998.

                                          THE KROLL-O'GARA COMPANY

                                          By: /s/ JULES B. KROLL
                                          --------------------------------------
                                          Jules B. Kroll
                                          Chairman and Chief Executive Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AS OF THE 28(TH) DAY OF APRIL, 1998.

                   SIGNATURE                                             TITLE
                   ---------                                             -----

/s/ JULES B. KROLL                                Chairman of the Board and Chief
------------------------------------------------  Executive Officer (principal executive officer)
Jules B. Kroll

/s/ THOMAS M. O'GARA*                             Vice Chairman of the Board
------------------------------------------------
Thomas M. O'Gara

/s/ WILFRED T. O'GARA*                            Director
------------------------------------------------
Wilfred T. O'Gara

/s/ NAZZARENO E. PACIOTTI                         Chief Financial Officer
------------------------------------------------  (principal financial officer)
Nazzareno E. Paciotti

/s/ NICHOLAS P. CARPINELLO                        Controller and Treasurer
------------------------------------------------  (principal accounting officer)
Nicholas P. Carpinello

/s/ MICHAEL G. CHERKASKY*                         Director
------------------------------------------------
Michael G. Cherkasky

/s/ MARSHALL S. COGAN*                            Director
------------------------------------------------
Marshall S. Cogan

/s/ MICHAEL J. LENNON*                            Director
------------------------------------------------
Michael J. Lennon

/s/ RAYMOND E. MABUS*                             Director
------------------------------------------------
Raymond E. Mabus

/s/ HUGH E. PRICE*                                Director
------------------------------------------------
Hugh E. Price

/s/ JERRY E. RITTER*                              Director
------------------------------------------------
Jerry E. Ritter

                   SIGNATURE                                             TITLE
                   ---------                                             -----

/s/ WILLIAM S. SESSIONS*                          Director
------------------------------------------------
William S. Sessions

/s/ HOWARD I. SMITH*                              Director
------------------------------------------------
Howard I. Smith

* Pursuant to Power of Attorney

By: /s/ ABRAM S. GORDON
  ---------------------------------------------------------------------------------------------------
  Abram S. Gordon
  Attorney-in-Fact

                                LIST OF EXHIBITS


EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  1.1     Form of Underwriting Agreement *
  3.1     Amended and Restated Articles of Incorporation of the
          Company*
  3.2     Code of Regulations of the Company (1)
  4.1     Note Purchase Agreement, dated as of May 30, 1997, between and among the Company, Connecticut General Life Insurance
          Company, Life Insurance Company of North America,
          Massachusetts Mutual Life Insurance Company, The Traveler's
          Insurance Company, and the Guardian Life Insurance Company
          of America (2)
  5.1     Opinion of Taft, Stettinius & Hollister LLP
 10.1     Agreement to armor HMMWVs between the Company and the United
          States Army Tank and Automotive Command, dated May 12, 1994, as amended (1)
 10.2     Systems Technical Support Agreement between the Company and the United States Army, dated January 20, 1997 (3)
 10.3     Lease of Mulhauser Road facility between O'Gara-Hess &
          Eisenhardt Armoring Company and OLG, Limited, dated March
          12, 1996, as amended (1)
 10.4     Aircraft Lease between O'Gara-Hess & Eisenhardt Armoring
          Company and Longline Leasing, Inc. and Excel Armor Products,
          Inc., dated February 13, 1995, as amended (1)
 10.5     Terms of Lease (English Translation) of Sao Paulo, Brazil
          facility between O'Gara-Hess & Eisenhardt Armoring Company do Brazil and Piero Balducci and Elvira Miriam Cob Balducci,
          dated March 8, 1996 (1)
 10.6     1996 Stock Option Plan, as amended *
 10.7     Employment Agreement between O'Gara-Hess & Eisenhardt
          Armoring Company and Richard L. Curotto, dated August 23,
          1996 (1)
 10.8     Employment Agreement between the Company and Thomas M.
          O'Gara, dated August 23, 1996 (1)
 10.9     Employment Agreement between the Company and Wilfred T.
          O'Gara, dated August 23, 1996 (1)
 10.10    Employment Agreement between the Company and Nicholas P.
          Carpinello, dated August 23, 1996 (1)
 10.11    Employment Agreement between O'Gara-Hess & Eisenhardt
          Armoring Company and Gary W. Allen, dated August 23, 1996
          (1)
 10.12    Employment Agreement between O'Gara-Hess & Eisenhardt
          Armoring Company and Michael J. Lennon, dated August 23,
          1996 (1)
 10.13    Form of Accumulated Adjustments Account ("AAA") promissory notes to shareholders (1)
 10.14    License agreement between O'Gara Satellite Networks Limited and Morsviasputnik, dated March 21, 1995 (1)
 10.15    Plan and Agreement to Merge, dated as of August 8, 1997, by and among The O'Gara Company, VDE, Inc., Kroll Holdings,
          Inc. and Jules B. Kroll (7)
 10.16    Acquisition Agreement between the Company and Labbe, S.A., dated January 21, 1997 (4)
 10.17    Amended and Restated Loan Agreement, dated as of December 1,
          1997, between The O'Gara Company, O'Gara-Hess & Eisenhardt
          Armoring Company, Kroll Holdings, Inc., Kroll Associates,
          Inc. and KeyBank National Association *
 10.18    Supplemental Agreement Modification to acquire 360
          additional armored HMMWVs between United States Army Tank
          and Automotive Armaments Command and O'Gara-Hess and
          Eisenhardt Armoring Company, dated March 31, 1997 (5)
 10.19    Second Lease Amendment, dated March 31, 1997 between OLG
          Limited and O'Gara-Hess & Eisenhardt Armoring Company (6)

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 10.20    Stock Option and Stockholders' Agreement, dated January 29,
          1996, among Kroll Holdings, Inc., Jules B. Kroll and Michael
          Cherkasky (7)
 10.21    Stock Option and Stockholders' Agreement, dated January 29,
          1996, among Kroll Holdings, Inc., Jules B. Kroll and
          Nazzareno E. Paciotti (7)
 10.22    AUI Retainer Agreement (7)
 10.23    Amended and Restated Lease of office space in New York, New
          York between Progress Partners and Kroll Associates, Inc.
          (7)
 10.24    Registration Rights Agreement, dated August 8, 1997, among
          Thomas M. O'Gara, Jules B. Kroll and the Company (7)
 10.25    Registration Rights Agreement between American International
          Group, Inc. and the Company*
 10.26    Employment Agreement, dated October 17, 1997, between the
          Company and Jules B. Kroll (7)
 10.27    Employment Agreement, dated October 17, 1997, between the
          Company and Nazzareno E. Paciotti (7)
 10.28    Employment Agreement, dated October 17, 1997, between the
          Company and Abram S. Gordon (7)
 10.29    Amendment to Employment Agreement, dated October 17, 1997, between O'Gara-Hess & Eisenhardt Armoring Company and
          Michael J. Lennon (7)
 10.30    Amendment to Employment Agreement, dated October 17, 1997, between the Company and Thomas M. O'Gara (7)
 10.31    Amendment to Employment Agreement, dated October 17, 1997, between the Company and Wilfred T. O'Gara (7)
 10.32    Amendment to Employment Agreement, dated October 17, 1997, between the Company and Nicholas P. Carpinello (7)
 10.33    Form of Promissory Note between Jules B. Kroll and Kroll
          Associates, Inc. (7)
 21.1     Subsidiaries of the Company*
 23.1     Consent of Taft, Stettinius & Hollister LLP (contained in
          Exhibit 5.1)
 23.2     Consent of Arthur Andersen LLP*
 23.3     Consent of Deloitte & Touche LLP*
 23.4     Consent of KPMG Peat Marwick LLP*
 24.1     Power of Attorney*
 27.1     Financial Data Schedule*


---------------

 * Previously filed.


(1) Filed as an Exhibit to the Company's Registration Statement on Form S-1, No. 333-11093 and incorporated herein by reference.


(2) Filed as an Exhibit to the Company's Current Report on Form 8-K (Date of
    Report: May 30, 1997) and incorporated herein by reference.

(3) Filed as an Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and incorporated herein by reference.

(4) Filed as an Exhibit to the Company's Current Report on Form 8-K (Date of
    Report: February 12, 1997) and incorporated herein by reference.

(5) Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.

(6) Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 and incorporated herein by reference.

(7) Filed as an exhibit to the Company's Registration Statement on Form S-4, No. 333-35845 and incorporated herein by reference.
---------------

The Company will furnish to the Commission, upon request, any long-term debt instruments not listed above.